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                                                                     Exhibit (b)

                             CDC NVEST FUNDS TRUST I
                            SECTION 906 CERTIFICATION

        In connection with the report on Form N-CSR for the period ended June 30, 2004 for the Registrant (the "Report"), the undersigned each hereby certifies to the best of his knowledge, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. the Report complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as applicable; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:                                            By:
President & Chief Executive Officer            Treasurer
CDC Nvest Funds Trust I                        CDC Nvest Funds Trust I
-------------------------------------          -----------------------------

/s/ JOHN T. HAILER                             /s/ NICHOLAS H. PALMERINO
-------------------------------------          -----------------------------
John T. Hailer                                 Nicholas H. Palmerino

Date:  August 20, 2004                         Date:  August 20, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the CDC Nvest Funds Trust I and will be retained by the CDC Nvest Funds Trust I and furnished to the Securities and Exchange Commission or its staff upon request.